SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                November 11, 2005

                            NUWAVE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       02-28606                22-3387630
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


 109 North Post Oak Lane, Suite 422, Houston, Texas                     77024
 --------------------------------------------------                     -----
      (Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:               (713) 621-2737
                                                                  --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

      On November 11, 2005, Corporate Strategies, Inc. ("CSI"), a wholly-owned subsidiary of NuWave Technologies, Inc. (the "Company"), entered into a stock purchase agreement (the "Agreement") pursuant to which the CSI purchased from Mr. Robert P. Farrell and Mr. Joseph W. Donohue, Jr., each a shareholder (and collectively, the "Shareholders") of Sagamore Holdings, Inc. ("Sagamore"), and the Shareholders sold to CSI, in the aggregate, seventy million six hundred thousand (70,600,000) shares of common stock, par value $0.001 per share ("Common Stock") of Sagamore in exchange for One Hundred Dollars ($100). Prior to the purchase, the Shareholders owned eighty-eight million two hundred fifty thousand (88,250,000) shares of Common Stock and upon execution of the Agreement, CSI acquired approximately seventy percent (70%) of the total outstanding Common Stock as of the date of the Agreement.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      Effective November 15, 2005, Mr. Tobin Smith has amicably and formally resigned his position as Chief Investment Officer of the Company.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibit No. Description:


Exhibit  Description                                           Location
-------  -----------                                           --------

99.1     Stock  Purchase  Agreement, dated November 11, 2005   Provided herewith
         by and among Corporate Strategies, Inc., Mr. Robert P. Farrell and Mr. Joseph W. Donohue, Jr.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 18,  2005               NUWAVE TECHNOLOGIES, INC.


                                          By: /s/ Timothy J. Connolly
                                             -----------------------------
                                          Name:    Timothy J. Connolly
                                          Title:   Chief Executive Officer



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